Restricted net assets	12 Months Ended
Dec. 31, 2023
Restricted net assets
Restricted net assets

18. Restricted net assets

Relevant PRC laws and regulations permit payments of dividends by the Group’s subsidiaries and consolidated VIE incorporated in the PRC only out of their retained earnings, if any, as determined in accordance with PRC accounting standards and regulations. In addition, the Group’s subsidiaries and consolidated VIE in the PRC are required to annually appropriate 10% of their net after-tax income to the statutory general reserve fund prior to payment of any dividends, unless such reserve funds have reached 50% of their respective registered capital. As a result of these and other restrictions under PRC laws and regulations, the Group’s subsidiaries and consolidated VIE incorporated in the PRC are restricted in their ability to transfer a portion of their net assets to the Company either in the form of dividends, loans or advances. There are no significant differences between US GAAP and PRC accounting standards in connection with the reported net assets of the legally owned subsidiaries and the consolidated VIE in the PRC.

As of December 31, 2022 and 2023, the total restricted net assets of the Group’s subsidiaries and consolidated VIE incorporated in PRC and subjected to restriction amounted to approximately RMB1,294,247 and RMB1,434,186, respectively. Even though the Group currently does not require any such dividends, loans or advances from the PRC entities for working capital and other funding purposes, the Group may in the future require additional cash resources from them due to changes in business conditions, to fund future acquisitions and development, or merely to declare and pay dividends or distributions to its shareholders. There is no other restriction on the use of proceeds generated by the Group’s subsidiaries and consolidated VIE to satisfy any obligations of the Group.